Investor Contact: Lorraine D. Miller, CFA EVP and CFO 337.593.3143

MidSouth Bancorp, Inc. Announces Closing
of Partial Exercise of Option to Purchase Additional Shares

LAFAYETTE, LA, July 11, 2017/PRNewswire/ -- MidSouth Bancorp, Inc. (the “Company”) (NYSE:MSL) announced today that it has completed the sale of an additional 516,700 shares of its common stock, pursuant to the partial exercise of the option to purchase additional shares granted to the underwriter in connection with the Company’s recently completed public offering of 4,583,334 shares at $12.00 per share. The partial exercise of the underwriter’s option to purchase additional shares resulted in additional gross proceeds of approximately $6.2 million bringing the total gross proceeds to approximately $61.2 million and total net proceeds to approximately $57.2 million.

Subject to receipt of required regulatory approvals, the Company intends to use approximately $32.0 million of the net proceeds of the offering to redeem all of its outstanding Series B Preferred Stock issued to the U.S. Treasury as a result of its participation in the Small Business Lending Fund and to use the remaining portion of the net proceeds from this offering to enhance its capital structure, to fund future organic growth, for working capital, and other general corporate purposes.

Sandler O’Neill + Partners, L.P. served as the sole underwriter for the offering.

This announcement is for informational purposes only and is not an offer to sell or the solicitation of an offer to buy any securities of the Company, which is made only by means of a prospectus supplement and related base prospectus, nor will there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Company has filed a shelf registration statement (including a prospectus) (File No. 333-206488) and a prospectus supplement with the Securities and Exchange Commission, or the SEC, for the offering to which this communication relates. The sale of shares of common stock in the underwritten offering is being made solely pursuant to such prospectus supplement and accompanying base prospectus. Before you invest, you should read the prospectus in the registration statement, the prospectus supplement, and other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies of the prospectus supplement and the accompanying base prospectus relating to the offering may be obtained by contacting Sandler O’Neill + Partners, L.P., 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, or by phone at 1-866-805-4128.

ABOUT MIDSOUTH BANCORP, INC.

MidSouth Bancorp, Inc. is a financial holding company headquartered in Lafayette, Louisiana, with assets of $1.9 billion as of March 31, 2017. MidSouth Bancorp, Inc. trades on the NYSE under the symbol “MSL.” Through its wholly owned subsidiary, MidSouth Bank, N.A., MidSouth offers a full range of banking services to commercial and retail customers in Louisiana and Texas.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. These statements include, among others, statements regarding the offering and the anticipated use of proceeds from the offering.

Actual results may differ materially from the results anticipated in these forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates and market prices that could affect the net interest margin, asset valuation, and expense levels; changes in local economic and business conditions in the markets we serve, including, without limitation, changes related to the oil and gas industries that could adversely affect customers and their ability to repay borrowings under agreed upon terms, adversely affect the value of the underlying collateral related to their borrowings, and reduce demand for loans; increases in competitive pressure in the banking and financial services industries; increased competition for deposits and loans which could affect compositions, rates and terms; changes in the levels of prepayments received on loans and investment securities that adversely affect the yield and value of the earning assets; our ability to successfully implement and manage our recently announced strategic initiatives; costs and expenses associated with our strategic initiatives and possible changes in the size and components of the expected costs and charges associated with our strategic initiatives; our ability to realize the anticipated benefits and cost savings from our strategic initiatives within the anticipated time frame, if at all; the ability of our strategic initiatives to adequately address the anticipated concerns of the Office of the Comptroller of the Currency (the “OCC”) in its current examination of us; the outcome of our current examination by the OCC, including the terms of any enforcement action that may result from such current examination; changes in the levels of prepayments received on loans and investment securities that adversely affect the yield and value of the earning assets; credit losses due to loan concentration, particularly our energy lending and legacy commercial real estate portfolios; a deviation in actual experience from the underlying assumptions used to determine and establish our allowance for loan losses (“ALLL”), which could result in greater than expected loan losses; the adequacy of the level of our ALLL and the amount of loan loss provisions required in future periods including the impact of implementation of the new CECL (current expected credit loss) methodology; future examinations by our regulatory authorities, including the possibility that the regulatory authorities may, among other things, impose conditions on our operations or require us to increase our allowance for loan losses or write-down assets; changes in the availability of funds resulting from reduced liquidity or increased costs; the timing and impact of future acquisitions or divestitures, the success or failure of integrating acquired operations, and the ability to capitalize on growth opportunities upon entering new markets; the ability to acquire, operate, and maintain effective and efficient operating systems; increased asset levels and changes in the composition of assets that would impact capital levels and regulatory capital ratios; loss of critical personnel and the challenge of hiring qualified personnel at reasonable compensation levels; legislative and regulatory changes, including the impact of regulations under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and other changes in banking, securities and tax laws and regulations and their application by our regulators, changes in the scope and cost of FDIC insurance and other coverage; regulations and restrictions resulting from our participation in government-sponsored programs such as the U.S. Treasury’s Small Business Lending Fund, including potential retroactive changes in such programs; changes in accounting principles, policies, and guidelines applicable to financial holding companies and banking; increases in cybersecurity risk, including potential business disruptions or financial losses; acts of war, terrorism, cyber intrusion, weather, or other catastrophic events beyond our control; and other factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 16, 2017 and in its other filings with the SEC.

The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise, except as required by law.